SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             SWVA Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
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




                       [SWVA BANCSHARES, INC. LETTERHEAD]














September 14, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of SWVA Bancshares, Inc., (the "Company"), I cordially invite you to attend the annual meeting of stockholders to be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on October 14, 1998, at 10:30 a.m. We will be electing directors, ratifying the choice of auditors and considering a proposal from a stockholder. During the meeting, I will report on the operations of the Company. Our directors and officers, as well as representatives of Cherry Bekaert & Holland L.L.P., certified public accountants, will be present to respond to your questions.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                                    Sincerely,


                                                    /s/ B.L. Rakes
                                                    ----------------------------
                                                    B. L. Rakes
                                                    President

--------------------------------------------------------------------------------
                              SWVA BANCSHARES, INC.
                             302 SECOND STREET, S.W.
                          ROANOKE, VIRGINIA 24011-1597
                                 (540) 343-0135
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 14, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SWVA Bancshares, Inc., (the "Company") will be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on Wednesday, October 14, 1998, 10:30 a.m. A proxy and a proxy statement for the Meeting are enclosed.

The Meeting is being held for the following purposes:

1.       The election of two directors;
2. The ratification of the appointment of Cherry Bekaert & Holland L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1999;
3. The consideration of a stockholder's proposal to recommend that the board of directors appoint a special committee concerning offers to acquire the Company; and
4. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 4, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH  STOCKHOLDER,  WHETHER  OR NOT HE OR SHE PLANS TO ATTEND  THE  MEETING,  IS
REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE WITH THE SECRETARY OF THE COMPANY. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Barbara C. Weddle
                                             -----------------------------------
                                             Barbara C. Weddle
                                             Secretary
Roanoke, Virginia
September 14, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              SWVA BANCSHARES, INC.
                             302 SECOND STREET, S.W.
                          ROANOKE, VIRGINIA 24011-1597
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 14, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     General
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of SWVA Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company (the "Meeting") which will be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on Wednesday, October 14, 1998, 10:30 a.m., local time. The accompanying Notice of Meeting and this proxy statement are being first mailed to stockholders on or about September 14, 1998. The Company is the sole shareholder of Southwest Virginia Savings Bank, FSB (the "Bank").

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, (ii) the ratification of the appointment of auditors for the fiscal year ending June 30, 1999 and (iii) the consideration of a stockholder's proposal to recommend that the board of directors appoint a special committee. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, of which the Company was not aware of on or before August 23, 1998, that may properly come before the Meeting or any adjournment of the Meeting.

--------------------------------------------------------------------------------
                       Voting and Revocability of Proxies
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless revoked, the shares represented by proxies will be voted at the Meeting and all adjournments of the Meeting. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors, "FOR" the ratification of auditors and "AGAINST" the stockholder proposal.

--------------------------------------------------------------------------------
                 Voting Securities and Principal Holders Thereof
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on September 4, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 496,887 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of

Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (any shares held in excess of the Limit shall not be considered entitled to vote) is necessary to constitute a quorum at the Meeting. Any shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on such matter, are considered "Broker Non-Votes." In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are to be elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting of stockholders at which a quorum is present.

         As to the ratification of auditors and consideration of the stockholder proposal, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. These two matters and, unless otherwise required by law, all other matters are determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non- votes (shares that brokers cannot vote absent instruction from the beneficial owner) or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                           Percent of Shares
                                                              Amount and Nature of          of Common Stock
Name and Address of Beneficial Owner                          Beneficial Ownership            Outstanding
------------------------------------                          --------------------            -----------
Southwest Virginia Savings Bank, FSB                             44,743                           9.0%
Employee Stock Ownership Plan
302 Second Street, S.W.
Roanoke, Virginia  24011-1597

Mr. Richard J. Nelson                                            27,000(1)                        5.4%
c/o LaSalle Capital Management, Inc.
259 East Michigan  Avenue
Suite 405
Kalamazoo, Michigan  49007

All Directors and Executive Officers                             89,176(2)(3)(4)                 17.3%
  as a Group (8 persons)


----------------------------------
(1) Based on an amended Schedule 13D filed on May 15, 1998 disclosing sole voting and dispositive power with respect to all shares.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 17,611 shares of Common Stock that executive officers have a right to acquire pursuant to the exercise of options within 60 days from the Record Date. Includes 5,430 shares of Common Stock allocated under the ESOP to executive officers, over which such individuals exercise shared voting and investment power.
(3) Excludes 27,385 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which certain directors serve as members of the administrative committee ("ESOP Committee") or as trustees for the ESOP ("ESOP Trustees"). Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Messrs. B. L. Rakes, John L. Hart, and Michael
     M. Kessler serve on the ESOP Committee and Michael M. Kessler, James H. Brock, and Glen C. Combs serve as the ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.
(4) Excludes 17,537 shares of Common Stock held by the Southwest Virginia Savings Bank, FSB Management Stock Bonus Plan ("Management Stock Bonus Plan") as of the close of business on the Record Date. Directors Hart, Hoge, Brock, Combs, and Kessler collectively serve as trustees to the Management Stock Bonus Plan' trust, and such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, to the best of the Company's knowledge, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 1998.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One class of directors, consisting of F. Courtney Hoge and Barbara C. Weddle, has a term of office expiring at the Meeting. A second class, consisting of James H. Brock, Glen C. Combs, and Michael M. Kessler, has a term of office expiring at the annual meeting of stockholders to be held in 1999. A third class, consisting of John L. Hart and B. L. Rakes, has a term of office expiring at the annual meeting of stockholders to be held in 2000. The Board of Directors consists of seven members. Two directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

         F. Courtney Hoge and Barbara C. Weddle have been nominated by the Board of Directors to serve as directors. Mr. Hoge and Ms. Weddle are currently members of the Board and have been nominated for three-year terms to expire in 2001. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.

                                              Year First            Current       Shares of Common
                                              Elected or            Term to      Stock Beneficially         Percent of
          Name                Age(1)        Appointed (2)           Expire         Owned (3)(4)             Class (5)
          ----                ------        -------------           -------        ------------             ---------
                    BOARD NOMINEES FOR TERM TO EXPIRE IN 2001

F. Courtney Hoge                57               1979                1998         7,145(6)(7)                   1.4%

Barbara C. Weddle               61               1987                1998         10,990(8)                     2.2%

                         DIRECTORS CONTINUING IN OFFICE

James H. Brock                  56               1985                1999          7,677(6)(7)(9)               1.5%

Glen C. Combs                   51               1987                1999         13,645(6)(7)(9)               2.7%

Michael M. Kessler              46               1987                1999          7,970(6)(7)(9)               1.6%

John L. Hart                    78               1960                2000         13,645(6)(7)(9)               2.7%

B. L. Rakes                     65               1977                2000         24,169(9)(10)                 4.8%

---------------------------
(1)  At June 30, 1998.
(2) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank during June 1994 became directors of the Company when it was incorporated in June 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated.
(4)  Beneficial ownership as of the Record Date.
(5) Percentages are calculated on the basis of the amount of outstanding Common Stock, excluding Common Stock held by or for the account of the Company or its subsidiaries, plus Common Stock deemed outstanding pursuant to the Rules under the 1934 Act. The amount of Common Stock that an individual has a right to acquire (e.g., pursuant to the exercise of options or through the vesting of restricted stock) within 60 days from the Record Date is included when calculating that individual's percentage of Common Stock beneficially owned.
(6) Includes 3,157 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options, and 163 shares of restricted Common Stock that will vest within 60 days from the Record Date.
(7) Excludes 17,537 shares of Common Stock held by the Management Stock Bonus Plan's trust, to which the individual serves as trustee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.
(8) Includes 5,896 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options and 425 shares of restricted Common Stock that will vest within 60 days from the Record Date.
(9) Excludes 27,385 unallocated shares of Common Stock held under the ESOP for which certain directors serve as members of the ESOP Committee or as ESOP Trustees. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Messrs. B. L. Rakes, John L. Hart, and Michael M. Kessler serve on the ESOP Committee and Michael M. Kessler, James H. Brock, and Glen C. Combs serve as the ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.
(10) Includes 10,006 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options, and 815 shares of restricted Common stock that will vest within 60 days from the Record Date.

         The following table sets forth the non-director executive officers of the Company and the Bank, their name, age, the year they first became an officer of the Company or the Bank, and their current position with the Company or the Bank.

                                                                Year First
                                                               Appointed as
Name of Individual                      Age (1)                 Officer(2)                        Position (3)
------------------                      -------                 ----------                        ------------

D.W. Shilling                             52                       1998                          Executive Vice
                                                                                           President/Chief Operations
                                                                                                     Officer

Wayne F. Munden                           54                       1985                      Senior Vice President/
                                                                                               Director of Lending

Mary G. Staples                           44                       1990                            Treasurer/
                                                                                                   Controller


---------------------------
(1)  As of June 30, 1998.
(2)  Refers to the year the individual first became an officer of the Bank.
(3) Mr. Shilling serves as an executive officer of the Bank. Mr. Munden serves as an executive officer of the Bank. In addition to serving as Treasurer/Controller of the Company, Ms. Staples serves as Vice President of Operations and as Treasurer/Controller of the Bank.

Biographical Information

         Set forth below is certain information with respect to the executive officers and directors of the Company and executive officers of the Bank. All directors have held their present positions for five years unless otherwise stated.

         F. Courtney Hoge has been an insurance sales representative for New York Life Insurance Company, Roanoke, Virginia since 1965. He is a member of the Blood Services Committee of the Roanoke Chapter of the American Red Cross, past President of the E. Price Ripley Memorial Foundation, a member of the board of directors of the Life Line Foundation of the Rescue Mission, past President of the Roanoke Association of Life Underwriters and past President of the Roanoke Valley Estate Planning Council and past President of the Rotary Club of Roanoke
- Downtown.

         Barbara C. Weddle has been Senior Vice President of the Bank since 1985, in which capacity she oversees the savings, accounting and personnel departments. She has served as Secretary of the Bank since 1977. She has been employed by the Bank since 1965 in various capacities and served as a Vice President from 1977 until 1985.

         James H. Brock is currently President of Rusco Window Company, Roanoke, Virginia, a manufacturer and distributor of home improvement products which has employed Mr. Brock since 1970. He is a member and past President of the Rotary Club of Roanoke, past President of the Better Business Bureau, and a former member of the board of directors of the Credit Marketing and Management Association.

         Glen C. Combs is Vice President of Acosta Sales, a food brokerage company. Mr. Combs is a former member of the Rotary Club of Roanoke and the Roanoke Food Brokers Association and a past Board member of Inter-City Athletic Association.

         Michael M. Kessler has been the President and sole stockholder of Kessler Associates, Ltd., a photo processing company, since 1983. He is also a member and past President of the Rotary Club of Roanoke, past President of the Virginia Professional Photographers Association, a past member of the Board of Governors of the Southeastern Professional Photographers Association, past chairman of the Specialist Group of the Professional Photographers of America and a past Board Member of the Better Business Bureau. He is listed in Who's Who of American Executives.

         John L. Hart has been an attorney-at-law with his own general civil practice in Roanoke since 1950. He also serves as General Counsel to the Bank and has a retainer agreement with the Bank (see "Certain Relationships and Related Transactions" below).

         B. L. Rakes has been President, Chief Executive Officer and Chief Financial Officer of the Bank since 1977 and has been employed by the Bank since 1959. He served as Vice President and Treasurer from 1973 to 1977, and as Secretary from 1974 to 1977. He is a member and past President of the Rotary Club of Roanoke and an arbitrator for the Roanoke Better Business Bureau.

         D. W. Shilling joined the Bank in April 1998, filling the position of Executive Vice President and Chief Operations Officer. Between January 1995 and April 1998, Mr. Shilling was a Senior Vice President and Area Manager for the Roanoke, Virginia area of a Virginia-based commercial bank. Prior to that time, Mr. Shilling was a Senior Vice President and Area Manager for the same bank in the southwestern part of Virginia.

         Wayne F. Munden has been a Senior Vice President since 1985 in which capacity he is Director of Lending. He has been employed by the Bank since 1968 and served as Vice President from 1977 to 1985. He is a member of the Rotary Club of Roanoke.

         Mary G. Staples has been Vice President of Operations for the Bank since 1997. She has served as Controller/Treasurer since 1990. She has been employed by the Bank since 1972 in various capacities.

Stockholder Nominations

         Pursuant to the Company's Articles of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing as set forth in the Articles of Incorporation. To be timely, a stockholder's notice shall be received by the Chairman of the Nominating Committee of the Board (which notice may be sent to such Chairman in care of the Secretary of the Company) or, in the absence of such a Nominating Committee, by the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if fewer than 21 days notice of the meeting is given to stockholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

         The stockholder's notice must contain certain information as required by and set forth in the Articles of Incorporation. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company. The nomination made by a stockholder may be made only at a meeting of the stockholders of the Company called for the election of directors at which such stockholder is present in person or by proxy, and can only be made by a stockholder who has theretofore complied with the notice provisions set forth in the Articles of Incorporation.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended June 30, 1998, but the committees of the Bank's Board of Directors acted as committees for both the Company and the Bank. During the fiscal year ended June 30, 1998, the Board of Directors of the Company held 11 regular meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended June 30, 1998.

         During the 1998 fiscal year, Directors Hart, Brock, Combs, Kessler, and Rakes acted as the Company's nominating committee ("Nominating Committee"), which is a non-standing committee, for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles of Incorporation and Bylaws, established any procedures for this purpose. The Board of Directors of the Company met twice as the Nominating Committee during the 1998 fiscal year.

         The Audit Committee, a standing committee, is comprised of Directors Hart (Chairman), Hoge, Brock, Combs, and Kessler. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee met once during the fiscal year ended June 30, 1998.

         The Executive Committee, a standing committee, consists of Directors Hart (Chairman), Rakes, Combs, and Hoge. The Executive Committee meets on call. It offers guidance to the Bank's and the Company's management. When necessary, it performs functions of the full Board during the intervals between meetings of the Board of Directors. The Company's Executive Committee did not meet during the fiscal year ended June 30, 1998. However, the Bank's Executive Committee met once during the fiscal year ended June 30, 1998. The Executive Committee also acts as the Personnel Committee.

         The full Board of Directors acts as a standing compensation committee, however, at times the Personnel Committee is directed to act on compensation matters, and any action taken by the Personnel Committee must be approved by the Board of Directors. The Board of Directors did not meet in fiscal 1998 to review and approve salary adjustments for the Company's senior management. However, the Bank's Personnel Committee met once during fiscal 1998.

         The Retirement Committee consists of Directors Hoge (Chairman), Hart, and Weddle. The Retirement Committee meets on call to review and study the Bank's retirement plans. The Retirement Committee did not meet during the fiscal year ended June 30, 1998.

Directors' Compensation

         The Company pays Board of Director fees of $3,600 per year to each member of its Board of Directors. The Company paid a total of $25,200 in directors fees during the fiscal year ended June 30, 1998.

         The Bank also pays Board of Director fees. Chairman Hart receives $400 monthly and $450 per meeting attended and all other directors are paid $450 per meeting attended. Directors Rakes and Weddle do not receive fees for attendance of meetings of the Board of Directors of the Bank or any of its committees. Each non-employee director attending a meeting of the Executive Committee, Retirement Committee, or Loan Committee of the Bank receives a fee of $100 per meeting attended. The Bank paid a total of $40,200 in board and committee fees to members of the Board of Directors during the fiscal year ended June 30, 1998.

         Stock Awards. On October 25, 1995, the stockholders of the Company approved the SWVA Bancshares, Inc. 1994 Stock Option Plan ("1994 Stock Option Plan") and the Southwest Virginia Savings Bank, FSB Management Stock Bonus Plan ("Management Stock Bonus Plan"). Directors Hart, Hoge, Brock, Combs, and Kessler each received (as of the date of stockholder approval) options to purchase 2,852 shares of Common Stock under the 1994 Stock Option Plan and 1,141 shares of restricted stock under the Management Stock Bonus Plan. The options granted to these directors are exercisable at a rate of 20% annually. Restricted stock granted to the above named directors vest at a rate of 14.28% annually. In March 1998, each Director of the Company was awarded exercisable stock options to purchase 1,446 shares of Common Stock.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No executive officer of the Company had a salary and bonus during the fiscal year ended June 30, 1998 that exceeded $100,000 for services rendered in all capacities to the Company.

                                                                                         Long Term Compensation
                                             Annual Compensation                                 Awards
                                     ---------------------------------------        -------------------------------

                                                                                                        Securities
                                                                                     Restricted         Underlying
Name and                                Fiscal                Other Annual              Stock            Options/        All Other
Principal Position       Year           Salary       Bonus   Compensation(1)        Awards($)(2)          SARs(#)      Compensation
------------------       ----           ------       -----   ---------------        ------------        -----------    ------------

B. L. Rakes              1998        $100,995        $  --      $3,750                   --                1,446          $27,567(4)
President                1997        $ 97,245        $  --      $3,800                   --                 --            $24,050(5)
                         1996        $ 95,995        $  --      $4,760               $95,202(3)           14,264          $23,098(6)

------------------------
(1) Consists of board of director fees from the Company and Southwest Virginia Service Corp. Does not include the value of certain other benefits, such as automobile allowances, which do not exceed 10% of the total salary and bonus of the individual.
(2) As of the end of the 1998 fiscal year, Mr. Rakes had 4,076 shares of restricted stock in the aggregate which had a total value of $83,049 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's closing market price as of the last day of the 1998 fiscal year). Dividends are paid on the restricted stock awarded.
(3) The value of restricted stock granted is calculated by multiplying (i) the number of restricted stock granted by (ii) the Common Stock's closing market price as of the date of grant.
(4) Includes 608 shares of Common Stock allocated, in the 1998 fiscal year, under the ESOP with a market value as of June 30, 1998, of $20.375 per share, for a total value of $12,388. Includes accruals under the Supplemental Executive Retirement Plan of $15,179 for the fiscal year ended June 30, 1998.

(5) Includes 614 shares of Common Stock allocated, in the 1997 fiscal year, under the ESOP with a market value as of June 30, 1997, of $16.00 per share, for a total value of $9,824, and includes accruals under the Bank's Supplemental Executive Retirement Plan of $14,226 for the fiscal year ending June 30, 1997.
(6) Includes 626 shares of Common Stock allocated, in the 1996 fiscal year, under the ESOP with a market value as of June 30, 1996, of $15.60 per share, for a total value of $9,766, and includes accruals under the Bank's Supplemental Executive Retirement Plan of $13,332 for the fiscal year ending June 30, 1996.

Employment Agreement

         The Bank maintains an employment agreement with B. L. Rakes, President and Chief Executive Officer of the Bank. The employment agreement is for a term of three years at his then current salary level. The employment agreement may be terminable by the Bank for "just cause" as defined in the employment agreement. If the Bank terminates Mr. Rakes without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the employment agreement. The employment agreement contains a provision stating that in the event of his involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Rakes will be paid in a lump sum an amount equal to 2.99 times his average annual compensation for the prior five years. Following a change in control, a termination of employment as of June 30, 1998 would have resulted in a lump sum payment of approximately $277,560 to Mr. Rakes. If Mr. Rakes becomes disabled he will receive 100% of his salary for the first twelve months of his disability and 65% of his salary for the next 24 months or the remaining term of the employment agreement, whichever is less. The employment agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance.

Other Benefits

         Pension Plan. The Bank is a participating employer in a multiple-employer pension plan sponsored by the Financial Institutions Retirement Fund (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

         The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the Pension Plan is equal to 1.5% of the average annual salary (excluding overtime and bonuses) for the five highest years of salary during benefits service multiplied by the number of years of credited service. A participant who is vested in the Pension Plan, with 15 years of service, may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 55. The Pension Plan also provides for payments in the event of disability or death. At June 30, 1998, Mr. Rakes had 38 years of credited service under the Pension Plan.

1994 Stock Option Plan

         Pursuant to the SWVA Bancshares, Inc. 1994 Stock Option Plan ("1994 Stock Option Plan"), shares of Common Stock were reserved for issuance by the Company upon exercise of stock options granted to officers, directors, and key employees of the Company (or any present or future parent or subsidiary of the Company).

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)



                                                          Percent of
                                 Number of              Total Options/
                                Securities               SARs Granted
                                Underlying               to Employees               Exercise or
                               Options/SARs                in Fiscal                Base Price
            Name                 Granted (#)                  Year                     ($/Sh)               Expiration Date
            ----                 -----------                  ----                     ------               ---------------


B. L. Rakes                        1,446                      50%                      21.00                March 18, 2008


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

                                                                      Number of Securities
                                                                     Underlying Unexercised          Value of Unexercised
                                    Shares                                Options/SARs             in-the-Money Options/SARs
                                  Acquired on         Value            at Fiscal Year-End             at Fiscal Year-End
                                   Exercise         Realized                   (#)                            ($)
            Name                      (#)              ($)          Exercisable/Unexercisable      Exercisable/Unexercisable
-----------------------------   ---------------   -------------   ----------------------------   ---------------------------

         B. L. Rakes                   0             $0                      7,150/8,560              $21,019/$31,540(1)


-------------------
(1) Based upon an exercise price of $16.69 per share versus a closing price of $20.375 at June 30, 1998. Options related to 1,446 shares of Common Stock have an exercise price of $21.00 and all of which are currently exercisable.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         Director Hart serves as the Bank's General Counsel and has a retainer agreement with the Bank. During the fiscal year ended June 30, 1998, Director Hart earned legal fees from the Bank in connection with title, foreclosure, and deed services and retainer fees.

         Except as noted below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the fiscal year ended June 30, 1998. Furthermore, the Bank had no "interlocking" relationships existing on or after June 30, 1998 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

         Set forth below is certain information as of June 30, 1998, relating to mortgage and other loans given to executive officers and directors and their immediate family who had aggregate outstanding loan balances with the Bank of $60,000 or greater.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. Such loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectability, nor present other unfavorable features. However, as part of the Bank's compensation program, the Bank makes adjustable-rate first mortgage loans to full-time employees, officers, directors and related parties at 1% above the bank's cost of funds while adjustable-rate second mortgages and cash out refinances are made at 1.5% above the Bank's cost of funds. Such rates are only effective while such persons are employees, officers, directors (including loans to related parties of such individuals) of the Bank and continue to occupy the real estate securing the loans as their primary residence.

                                                                                                  Highest Unpaid
                                                                                                      Balance
                                                                                                    Outstanding
                                                                                                    During Last       Unpaid
                                                   Original       Interest       Prevailing Rate    Two Fiscal      Balance As
     Name of Officer                   Date          Loan           Rate          at Time Loan      Years Ended     Of June 30,
       or Director   Type of Loan   Originated      Amount         Charged          was Made       June 30, 1998        1998
       -----------   ------------   ----------      ------         -------          --------       -------------        ----

Wayne F. Munden      Home Mortgage   05/30/97      $200,000        5.50%(2)           5.50%          $200,000         $196,617
                     Bridge Loan     05/23/97      $ 85,000        9.50%(3)           9.50%          $ 85,000         $      0
                     90-Day Note


----------------------
(1) The interest rate of 5.50% on the home mortgage loan is an adjustable rate mortgage plan. The loan was modified at the time the loan was made to 1% above the cost of Bank's funds rounded to the next one-quarter percent. The rate on this loan adjusts annually.
(2)  The bridge loan of $85,000 was paid off on August 29, 1997.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Cherry Bekaert & Holland L.L.P. served as the Company's auditors for the fiscal year ended June 30, 1998. The Board of Directors has approved the selection of Cherry Bekaert & Holland L.L.P. as its auditors for the fiscal year ended June 30, 1999, subject to ratification by the Company's stockholders. A representative of Cherry Bekaert & Holland L.L.P. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Cherry Bekaert & Holland L.L.P. as the Company's auditors for the fiscal year ended June 30, 1999.

--------------------------------------------------------------------------------
       PROPOSAL III -- STOCKHOLDER PROPOSAL CONCERNING A SPECIAL COMMITTEE
--------------------------------------------------------------------------------

         Mr. Richard J. Nelson c/o LaSalle Capital Management, Inc., 259 East Michigan Avenue, Suite 405, Kalamazoo, Michigan 49007, is the owner of 27,000 shares of Common Stock. Mr. Nelson has submitted the following proposal and the accompanying statement.

         "RESOLVED, that the shareholders recommend that the Board of Directors of SWVA Bancshares, Inc. (the "Company") appoint a special committee of the Board of Directors to solicit, review and negotiate offers to acquire the Company on terms that are fair and in the best interest of the Company's shareholders; if the committee determines an offer is financially fair to the Company's shareholders and would receive required regulatory approvals, the committee shall recommend to the Board that it consider and act on the offer in accordance with applicable law."

                      STATEMENT IN SUPPORT OF THE PROPOSAL
                      ------------------------------------

         Proponent believes that shareholders should review carefully the SWVA Bancshares, Inc., Third Quarter 1998 News Release, issued by the Company May 1, 1998. Proponent further believes that the following information, contained in the News Release, should be of special concern to shareholders:

         o At March 31, 1998, the return on average assets was .69% and return on average equity was 6.02%.

         o Net interest income decreased by $7,000 or 1.03% from $677,000 for the three months ended March 31, 1997 to $670,000 for the three months ended March 31, 1998.

         o Net income increased $11,000 or 7.75%, from $142,000 for the three months ended March 31, 1997 to income of $153,00 for the three months ended March 31, 1998. The increase in net income was mainly due to an increase in gain on sale of mortgage loans offset by increased non-interest expenses.

SWVA Bancshares, Inc. has been a public company for over three years. Proponent believes that in that three year period, SWVA Bancshares, Inc., should have attained significantly higher returns on assets and equity.

         As more financial institution mergers and acquisitions occur, Proponent believes that the time to actively explore the possibility of an acquisition of SWVA Bancshares, Inc., is now. Proponent believes that the creation of a committee of directors to carry out this effort is the best method of enhancing and maximizing shareholder value and serving the interests of shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS (VOTE AGAINST PROPOSAL III)

         The Board of Directors recommends that stockholders vote against Proposal III. The Board of Directors does not believe that the creation of another committee is needed because it does not expect to solicit offers to acquire the Company and it believes that if an offer were received, that it could review and, if appropriate, negotiate an offer by means of its current resources without resorting to yet another committee.

         Each director owns a substantial amount of Common Stock and each director naturally wants to maximize the value of the Common Stock they own. The Board is aware that there have been acquisitions of financial institutions in southwest Virginia and that certain stockholders hope the Company will be next.

         While some stockholders may be interested only in short-term profits, the Board considers the interests of all stockholders. The Board believes that the Company can remain an independent community based institution and provide long-term value to stockholders. Since the Bank converted from the mutual to stock form, each share of Common Stock has approximately doubled in price from $10.00 and has provided its owner with more than $2.00 in dividends. During this past fiscal year, each share earned $0.95.

         Recent acquisitions of other institutions have provided the Company with opportunities for growth and adding managerial expertise. During this fiscal year, the Bank hired a chief operating officer with over 27 years of experience in banking, hired a branch manager who has begun to revitalize one of our smallest branches, began offering, for the first time, commercial loans, and has placed a concentrated focus on improving retail delivery of products and services. There is frequently a delay between increases in asset size and staffing and the increased earnings that those changes are expected to cause and the Board is aware that stockholders who have only recently purchased Common Stock may be disappointed in the short term performance of the Company. However, the Board hopes that these changes will result in better use of the branch structure of the Bank that will then result in improvement in return on average assets and equity. During the past fiscal year, the assets of the Company increased 19% and net income increased 11%.

         The Bank is a community oriented financial institution that has developed long-term relationships with many of its customers. Approval of the proposal may confuse the Bank's current and future customers as to the future ownership and control of the Bank and adversely affect the Bank's ability to conduct its business in a normal manner. In addition, approval of the proposal may confuse and undermine employees' confidence regarding their future with the Company. This confusion could adversely affect the Company's effectiveness and ability to perform its services.

         The Company has repeatedly advised its stockholders that it is a community based institution. The members of the Board live and work in the market area of the Bank and believe that they are able to evaluate the changes, both good and bad, that result from merger activity in southwestern Virginia. The Board believes that its ongoing evaluation of its market is a better strategy than creating a special committee whose purpose may satisfy the short term interest of a few stockholders at the expense of all other Company stockholders.

         The Board is proud of the value that has been provided, not only to stockholders, but also to the customers and employees of the Bank since the conversion from mutual to stock form and for the more than 70 years the Bank has been in existence. The Board will work to continue to provide long-term value to all stockholders. It is the hope of the Board that all stockholders will benefit from these efforts through their ownership of Common Stock during the coming years.

         The  Board  of  Directors   recommends  a  vote  AGAINST  Proposal  III
concerning a special committee. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted AGAINST Proposal III.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at that meeting must be received at the Company's executive offices at 302 Second Street, S.W., Roanoke, Virginia 24011-1597, no later than May 17, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by August 30, 1999. The Articles of Incorporation provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by August 30, 1999, the proposal will not be eligible for presentation at that meeting.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies will be voted in accordance with the judgment of the persons named in the proxy. If the Company did not have notice of a matter on or before August 23, 1998, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Kissel Blake Inc., New York, New York to assist in the solicitation of proxies at a cost to the Company not anticipated to exceed $3,000 plus reimbursement of certain incurred expenses.

         The Company's 1998 Annual Report to Stockholders, including financial statements, will be mailed to all persons who were stockholders of record as of the close of business on September 4, 1998. Any stockholder who has not received a copy of the 1998 Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company.

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                                   FORM 10-KSB
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A COPY OF THE  COMPANY'S  ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED
JUNE 30, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SWVA BANCSHARES, INC., 302 SECOND STREET, S.W., ROANOKE, VIRGINIA 24011-1597.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Barbara C. Weddle
                                             -----------------------------------
                                             Barbara C. Weddle
                                             Secretary
Roanoke, Virginia
September 14, 1998

                                                                   Form of Proxy
                              SWVA BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 14, 1998

         The undersigned hereby appoints the board of directors of SWVA Bancshares, Inc. ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders ("Meeting"), to be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on October 14, 1998, at 10:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                        FOR   WITHHELD
                                                        ---   --------

1. The election as director of all nominees
   listed below:                                        |_|    |_|

   F. Courtney Hoge
   Barbara C. Weddle

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

                                                        FOR   AGAINST    ABSTAIN
                                                        ---   -------    -------
2. The ratification of the appointment of Cherry
   Bekaert & Holland L.L.P. as independent auditors of
   the Company for the fiscal year ending
   June 30, 1999.                                       |_|     |_|        |_|

                                                        FOR   AGAINST    ABSTAIN
                                                        ---   -------    -------
3. The proposal of a stockholder to recommend that
   the Board of Directors appoint a special committee
   concerning offers to acquire the Company.            |_|      |_|       |_|

         In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" Proposals 1 and 2 and a vote "AGAINST" Proposal 3.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a proxy statement dated September 14, 1998.

                                                Please check here if you
Dated:                , 1998           |_|      plan to attend the Meeting.
       ---------------


----------------------------------------        --------------------------------
PRINT NAME OF STOCKHOLDER                       PRINT NAME OF STOCKHOLDER

----------------------------------------        --------------------------------
SIGNATURE OF STOCKHOLDER                        SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------